Dreyfus Massachusetts Intermediate Municipal Bond Fund

SEMIANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts

                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Massachusetts Intermediate Municipal Bond Fund, covering the six-month period from April 1, 2002 through September 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt securities that are more credit sensitive, such as lower rated bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Massachusetts Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended September 30, 2002, the fund achieved a total return of 8.15% .(1) The Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 8.98% for the same period.(2) Additionally, the fund is reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 7.44%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund's positive performance was primarily influenced by low interest rates, lackluster economic growth and a "flight to quality" among investors. While the fund achieved a lower return than its benchmark, this can primarily be attributed to the absence of fees and expenses in the Index, and because the Index is not state specific. We are pleased that the fund produced higher returns than its Lipper category average, which is primarily because of the fund' s focus on the longer end of the intermediate-term maturity range, where yields were relatively high.

What is the fund's investment approach?

The fund's objective is to seek as high a level of income exempt from federal and Commonwealth of Massachusetts income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In managing the fund, we employ two primary strategies. First, we tactically manage the portfolio's average duration -- a measure of sensi-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting tax-exempt bonds that we believe are the most likely to provide an attractive total return.

What other factors influenced the fund's performance?

When the reporting period began, the nation was in the midst of an economic recovery that proved to be far less robust than most investors had expected. Uncertain economic conditions were further aggravated by the spread of corporate scandals and growing international tensions. As a result, the Federal Reserve Board continued to maintain short-term interest rates at their lowest level in 40 years. In addition, demand for intermediate-term municipal bonds surged as investors sought a relatively safe haven from the falling stock market.

These forces created a very strong environment for municipal bonds, especially those with maturities in the 10- to 16-year range. In fact, if strong market conditions persist through the end of the year, 2002 will mark the third consecutive year of positive returns for municipal bonds.

At the same time, however, like many other states, Massachusetts lost jobs during the 2001 recession and has collected less tax revenue than it originally anticipated. The state bridged its fiscal 2003 budget deficit by reducing expenses, raising taxes and borrowing in the tax-exempt bond markets. Although an increase in the supply of tax-exempt securities usually puts upward pressure on yields, new issuance during the reporting period was easily absorbed by the surge in demand from shell-shocked equity investors, keeping yields relatively low.

As a result of these various influences, the difference between yields at the short and long ends of the intermediate-term maturity range widened during the reporting period. Because we focused primarily on bonds with longer maturities, the fund benefited by capturing and maintaining higher yields for as long as practical. At the same time, we intensified our emphasis on higher credit quality, generally avoiding the state's unsecured debt in favor of bonds issued by cities, towns and other local entities, including bonds backed by revenues such as water and sewer facilities.

What is the fund's current strategy?

The future fiscal condition of Massachusetts may depend, in part, on the results of its gubernatorial election, in which no incumbent is running. That's because some candidates have proposed to roll back recent tax increases, which may make the state' s budget harder to balance. In addition, because of current fiscal pressures, we expect the state to issue more bonds during the fourth quarter of 2002, potentially leading to lower bond prices. Accordingly, we have maintained our cautious approach to the state' s unsecured debt. In addition, we have emphasized income-oriented securities that tend to retain more of their value during market declines, but are apt to lag the averages during market rallies. While we have continued to focus on bonds with maturities toward the long end of the intermediate spectrum, we are prepared to reduce the fund's weighted average maturity if the market shows signs of weakening.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2002 (Unaudited)


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.3%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--70.7%

Boston 5.75%, 2/1/2013                                                                        1,000,000                1,172,290

Boston Industrial Development
  Financing Authority, Revenue

   (Pilot Seafood Project) 5.875%, 4/1/2007                                                     990,000                1,060,953

Fall River 5.25%, 6/1/2010 (Insured; MBIA)                                                    1,000,000                1,112,730

Haverhill 5%, 8/15/2011 (Insured; FSA)                                                        1,620,000                1,786,487

Hingham Municipal Purpose Loan                                                                2,125,000                2,454,099

   5.25%, 4/1/2013

Holyoke Gas & Electric Department, Revenue

   5.375%, 12/1/2015 (Insured; MBIA)                                                          1,245,000                1,412,988

Lawrence 5.50%, 2/1/2012 (Insured; AMBAC)                                                       570,000                  662,289

Lowell:

   5.60%, 4/1/2005 (Insured; FSA)                                                             1,530,000                1,672,642

   5.30%, 12/15/2010 (Insured; AMBAC)                                                         1,000,000                1,124,910

Massachusetts Bay Transportation Authority

  (General Transportation System):

      5.50%, 3/1/2012 (Insured; MBIA)                                                         1,000,000                1,165,830

      5.50%, 3/1/2012                                                                         2,000,000                2,318,740

Massachusetts Commonwealth:

   6%, 8/1/2010 (Insured; AMBAC)                                                              1,500,000                1,790,025

   8.05%, 12/1/2010                                                                           2,000,000  (a,b)         2,512,600

   Consolidated Loan:

      5.30%, 7/1/2006
         (Prerefunded 7/1/2005)                                                               1,750,000  (c)           1,933,138

      5.50%, 6/1/2011

         (Prerefunded 6/1/2006, Insured; FGIC)                                                2,000,000  (c)           2,260,060

      5.75%, 2/1/2013
         (Prerefunded 2/1/2005, Insured; MBIA)                                                1,000,000  (c)           1,101,180

   Federal Highway:

      5.50%, 12/15/2009                                                                       1,000,000                1,159,170

      5.25%, 12/15/2012                                                                       1,000,000                1,155,120

      5.50%, 6/15/2014                                                                        1,000,000                1,131,600

Massachusetts Developmental Finance Agency, Revenue

  Resource Recovery (Semass Systems)

   5.625%, 1/1/2014 (Insured; MBIA)                                                           2,000,000                2,316,020

Massachusetts Educational Financing Authority,
   Education Loan Revenue:

      5.70%, 7/1/2011 (Insured; AMBAC)                                                        1,495,000                1,625,663

      5%, 1/1/2013 (Insured; AMBAC)                                                           2,000,000                2,123,840

      5.125%, 12/1/2014 (Insured; MBIA)                                                       1,320,000                1,410,974


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational
  Facilities Authority, Revenue:

      (Cape Cod Health System)
         5%, 11/15/2002                                                                       1,000,000                1,004,180

      (Caritas Christi Obligation Group):

         5.25%, 7/1/2005                                                                      1,000,000                1,045,890

         6.50%, 7/1/2012                                                                      1,000,000                1,139,440

      (Hallmark Health System)
         5.25%, 7/1/2010 (Insured; FSA)                                                       2,055,000                2,264,425

      (Harvard Pilgrim Health)
         5.25%, 7/1/2011 (Insured; FSA)                                                       1,675,000                1,811,479

      (Healthcare System--Covenant Health)
         6.50%, 7/1/2017                                                                      1,485,000                1,671,768

      (Massachusetts Institute of Technology)
         5.375%, 7/1/2017                                                                     1,000,000                1,162,380

      (New England Medical Center Hospitals)

         4.90%, 7/1/2006 (Insured; MBIA)                                                      1,365,000                1,449,726

      (Partners Healthcare System)
         5.125%, 7/1/2011 (Insured; MBIA)                                                     1,000,000                1,077,410

      (Tufts University) 5.50%, 8/15/2012                                                       500,000                  588,580

      (University of Massachusetts--Worcester Campus)

         5.25%, 10/1/2014 (Insured; FGIC)                                                     1,000,000                1,123,060

Massachusetts Housing Finance Agency, Housing Revenue

   3.05%, 6/1/2004                                                                            2,650,000                2,700,668

Massachusetts Municipal Wholesale Electric Co.,

  Power Supply Systems Revenue:

      (Nuclear Project No. 4)
         5.25%, 7/1/2014 (Insured; MBIA)                                                      2,000,000                2,257,680

      (Project No. 6)
         5.25%, 7/1/2012 (Insured; MBIA)                                                      1,810,000                2,073,735

Massachusetts Port Authority, Revenue:

   5.10%, 7/1/2010                                                                            1,175,000                1,250,611

   (United Airlines, Inc.)

      5.50%, 1/1/2017                                                                         2,000,000                2,182,840

Massachusetts Water Pollution Abatement Trust,

  Water Pollution Abatement Revenue

    (MWRA Program):

         5.40%, 8/1/2011                                                                      2,425,000                2,831,672

         6.00%, 8/1/2014                                                                      1,300,000                1,524,003

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Water Pollution Abatement Trust,

  Water Pollution Abatement Revenue (continued)

    (Pool Loan Program):

         5.25%, 2/1/2008                                                                      1,000,000                1,109,600

         5.70%, 2/1/2012 (Prerefunded 2/1/2005)                                               2,025,000  (c)           2,247,041

         5.70%, 2/1/2012                                                                        235,000                  258,281

Massachusetts Water Resource Authority

   5.50%, 8/1/2011 (Insured; MBIA)                                                            2,000,000                2,335,600

Medfield 5%, 9/15/2015 (Insured; FSA)                                                         1,100,000                1,231,197

Medford 5%, 3/15/2013 (Insured; AMBAC)                                                        1,040,000                1,169,636

New Bedford 5.60%, 3/1/2003                                                                     600,000                  608,388

New England Education Loan Marketing Corp.,
   Student Loan Revenue

   6.90%, 11/1/2009                                                                           1,000,000                1,152,710

Norwood:

   5%, 1/15/2014                                                                                780,000                  867,898

   5%, 1/15/2015                                                                                780,000                  860,200

Pioneer Valley Transit Authority, COP
   5.70%, 2/1/2003 (Insured; CGIC)                                                            1,240,000                1,257,658

Pittsfield 5%, 4/15/2019 (Insured; MBIA)                                                      1,140,000                1,220,131

Plymouth County, COP (Correctional Facility Project):

   5.125%, 4/1/2013 (Insured; AMBAC)                                                          2,000,000                2,238,740

   5%, 4/1/2015 (Insured; AMBAC)                                                              1,500,000                1,630,425

Route 3 North Transportation Improvement Association, LR:

   5.75%, 6/15/2015 (Insured; MBIA)                                                           1,500,000                1,726,755

   5.75%, 6/15/2025
      (Prerefunded 6/15/2010, Insured; MBIA)                                                  3,000,000  (c)           3,540,090

Springfield 5%, 8/1/2018 ( Insured; FGIC)                                                     1,000,000                1,081,200

Sudbury 5%, 6/1/2015                                                                          1,165,000                1,280,475

Triton School District
   5%, 4/1/2016 (Insured; FGIC)                                                               1,420,000                1,553,679

U. S. RELATED--24.6%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2013                                                                            2,000,000                2,190,020

   5.75%, 7/1/2014                                                                            2,000,000                2,176,280

Guam Economic Development Authority,
   Tobacco Settlement:

      0/5%, 5/15/2009                                                                           860,000  (d)             695,783

      0/5.40%, 5/15/2015                                                                        350,000  (d)             278,579

Guam Government, LOR (Infrastructure Improvement)

   5%, 11/1/2012 (Insured; AMBAC)                                                             1,000,000                1,120,200


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Commonwealth:

   5%, 7/1/2005                                                                               2,450,000                2,651,660

   5.375%, 7/1/2005                                                                              80,000                   87,997

   5.375%, 7/1/2005                                                                             920,000                1,004,934

   5.50%, 7/1/2010                                                                            3,000,000                3,455,820

   (Public Improvement):

      5.50%, 7/1/2011                                                                         1,000,000                1,162,300

      5.50%, 7/1/2013 (Insued; FSA)                                                           1,500,000                1,786,860

      5.25%, 7/1/2014 (Insued; FSA)                                                           1,000,000                1,168,960

      5.50%, 7/1/2017 (Insured; FSA)                                                          2,250,000                2,671,762

      5.50%, 7/1/2018                                                                         2,500,000                2,923,750

Puerto Rico Commonwealth Highway and Transportation
   Authority Transportation Revenue
   5.50%, 7/1/2010 (Insured; AMBAC)                                                           1,885,000                2,210,860

Puerto Rico Electric Power Authority,
   Power Revenue 5.50%, 7/1/2008                                                              1,000,000                1,127,220

Puerto Rico Municipal Finance Agency

   5%, 7/1/2009 (Insured; FSA)                                                                1,725,000                1,922,340

Virgin Islands Public Finance Authority, Revenue:

   6%, 10/1/2004                                                                                965,000                1,022,900

   5.625%, 10/1/2010                                                                          1,000,000                1,086,450

   5.875%, 10/1/2018                                                                            500,000                  513,310

Virgin Islands Water and Power
   Authority, Electric Systems

   5.125%, 7/1/2011                                                                           1,000,000                1,085,340

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $116,791,706)                                                                                               125,335,924
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.9%
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Commonwealth, VRDN

   (Central Artery) 2.05%                                                                     1,000,000  (e)           1,000,000

Massachusetts Health and Educational Facilities Authority,

  Revenue, VRDN (Capital Asset Program):

      1.70% (Insured; MBIA)                                                                   1,000,000  (e)           1,000,000

      2.10% (LOC; Bank One International Corp.)                                               1,800,000  (e)           1,800,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,800,000)                                                                                                   3,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $120,591,706)                                                             98.2%              129,135,924

CASH AND RECEIVABLES (NET)                                                                         1.8%                2,400,313

NET ASSETS                                                                                       100.0%              131,536,237

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC           American Municipal Bond

                    Assurance Corporation

CGIC            Capital Guaranty Insurance Company

COP             Certificate of Participation

FGIC            Financial Guaranty Insurance Company

FSA             Financial Security Assurance

LOC             Letter of Credit

LOR             Limited Obligation Revenue

LR              Lease Revenue

MBIA            Municipal Bond Investors Assurance

                    Insurance Corporation

VRDN            Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              61.6

AA                               Aa                              AA                                               16.6

A                                A                               A                                                12.6

BBB                              Baa                             BBB                                               3.0

F1+, F-1                         MIG1, VMG1 & P1                 SP1, A1                                           5.0

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     1.2

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE.

(B)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT SEPTEMBER 30, 2002,  THIS
     SECURITY AMOUNTED TO $2,512,600 OR 1.9% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  ZERO COUPON UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED COUPON BECOMES
     EFFECTIVE UNTIL MATURITY.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          120,591,706   129,135,924

Cash                                                                   809,406

Interest receivable                                                  1,653,239

Receivable for shares of Beneficial Interest subscribed                 25,542

Prepaid expenses                                                         7,686

                                                                   131,631,797
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           57,841

Payable for shares of Beneficial Interest redeemed                      12,517

Accrued expenses                                                        25,202

                                                                        95,560
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     131,536,237
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    126,099,688

Accumulated undistributed investment income--net                         9,521

Accumulated net realized gain (loss) on investments                 (3,117,190)

Accumulated gross unrealized appreciation on investments             8,544,218
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     131,536,237
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 9,209,376

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.28

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,805,208

EXPENSES:

Management fee--Note 3(a)                                              371,398

Shareholder servicing costs--Note 3(b)                                  42,649

Professional fees                                                       25,251

Custodian fees                                                           6,819

Registration fees                                                        6,088

Prospectus and shareholders' reports                                     4,956

Trustees' fees and expenses--Note 3(c)                                   4,493

Loan commitment fees--Note 2                                               490

Miscellaneous                                                            8,927

TOTAL EXPENSES                                                         471,071

INVESTMENT INCOME--NET                                               2,334,137
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (114,766)

Net unrealized appreciation (depreciation) on investments            7,465,938

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,351,172

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,685,309

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2002           Year Ended
                                              (Unaudited)       March 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,334,137            4,400,768

Net realized gain (loss) on investments          (114,766)            (356,235)

Net unrealized appreciation (depreciation)
   on investments                               7,465,938           (2,190,221)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,685,309            1,854,312
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (2,375,423)          (4,363,684)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  14,996,039           75,135,568

Dividends reinvested                            1,940,686            3,473,751

Cost of shares redeemed                       (11,366,524)         (39,348,481)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        5,570,201           39,260,838

TOTAL INCREASE (DECREASE) IN NET ASSETS        12,880,087           36,751,466
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           118,656,150           81,904,684

END OF PERIOD                                 131,536,237          118,656,150

Undistributed investment income--net                9,521               50,807
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,084,043            5,475,041

Shares issued for dividends reinvested            139,703              253,406

Shares redeemed                                  (824,964)          (2,894,335)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     398,782            2,834,112

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                       September 30, 2002                  Year Ended March 31,
                                                                  ------------------------------------------------------------------
                                               (Unaudited)       2002(a)          2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.47        13.70          13.12          13.71          13.59         13.07

Investment Operations:

Investment income--net                              .26(b)        .54(b)           .59            .59            .58           .59

Net realized and unrealized

   gain (loss) on investments                         .82        (.23)             .58           (.59)           .12           .52

Total from Investment Operations                     1.08         .31             1.17            --             .70          1.11

Distributions:

Dividends from investment
   income--net                                      (.27)        (.54)            (.59)          (.59)          (.58)         (.59)

Net asset value, end of period                     14.28        13.47            13.70          13.12          13.71         13.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    8.15(c)      2.19             9.11            .03           5.25          8.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .76(d)        .75              .80            .80            .80           .80

Ratio of net investment income
   to average net assets                           3.77(d)       3.92             4.40           4.42           4.25          4.39

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                           --            --              .05            .11            .09           .06

Portfolio Turnover Rate                           16.48(c)      14.45            12.85          15.05          13.04         29.22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  131,536       118,656           81,905         65,375         70,957        65,686

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED MARCH 31,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO APRIL 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Intermediate Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("the Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,952 during the period ended September 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $2,524,514 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $2,106,696 of the carryover expires in fiscal 2004, $306,043 expires in fiscal 2005 and $111,775 expires in fiscal 2009.

The tax character of distributions paid to shareholder during the fiscal year ended March 31, 2002, was as follows: tax exempt income $4,363,684. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

services related to the maintenance of shareholder accounts. During the period September 30, 2002, the fund was charged $19,336 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $15,889 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended September 30, 2002, redemption fees charged and retained by the fund amounted to $212.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to $19,263,650 and $23,991,191, respectively.

At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                     For More Information



                        Dreyfus Massachusetts Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  268SA0902